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                                                                   EXHIBIT 10.26



                  FIFTH AMENDMENT TO LOAN AGREEMENT AND WAIVER


         This Fifth Amendment to Loan Agreement is made by and among BROADWAY & SEYMOUR, INC., a Delaware corporation ("Broadway") with a principal place of business at 128 South Tryon Street, Charlotte, North Carolina 28202-5050, ELITE INFORMATION SYSTEMS, INC., a California corporation ("Elite") with a principal place of business at 5100 West Goldleaf Circle, Suite 100, Los Angeles, California 90056, THE MINICOMPUTER COMPANY OF MARYLAND, INC., a Maryland corporation ("TMC") with a principal place of business at Executive Plaza I, 11350 McCormick Road, Suite 600, Hunt Valley, MD 21031-1012, ELITE INFORMATION SYSTEMS INTERNATIONAL, INC., a California corporation ("Elite International") with a principal place of business at 5100 West Goldleaf Circle, Suite 100, Los Angeles, California 90056 (Broadway, Elite, TMC and Elite International are hereinafter jointly and severally referred to as, the "Borrower") and FLEET NATIONAL BANK, a national banking association organized under the laws of the United States and having an office at One Federal Street, Boston, Massachusetts 02110 as Agent for itself and each of the other Lenders who now and/or hereafter become parties to the hereinafter defined Loan Agreement pursuant to the terms of Section 9.11 thereof (sometimes the "Agent" and sometimes "Fleet" and in its capacity as a Lender, sometimes "Fleet" and sometimes a "Lender"). Capitalized terms used herein and not expressly defined herein shall have the respective meanings ascribed to such terms in the hereinafter defined Loan Agreement.


                                WITNESSETH THAT:

         WHEREAS, the Borrower and the Agent are parties to that certain Loan Agreement dated as of July 23, 1997 pursuant to which the Lenders extended a $15,000,000 revolving credit facility, as amended by that certain First Amendment to Loan Agreement dated September 30, 1997, as further amended by that certain Second Amendment to Loan Agreement dated February , 1998, effective as of December 31, 1997, as further amended by that certain Third Amendment to Loan Agreement dated May 5, 1998, effective as of March 31, 1998 and as further amended by that certain Fourth Amendment to Loan Agreement dated August 7, 1998 (as amended hereby and as hereafter amended from time to time, the "Loan Agreement"); and

         WHEREAS, the Borrower and the Agent desire to amend a certain provision of the Loan Agreement and waive Borrower's compliance therewith at December 31, 1998 as hereinafter set forth.

         NOW, THEREFORE, the Borrower and the Agent hereby agree as follows:

         1. All references in the Loan Agreement to the Financing Documents shall be deemed to refer to such documents and in addition shall also refer to this Fifth Amendment to Loan Agreement.


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         2. Effective as of December 31, 1998, Section 5.1.10 of the Loan
Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                           "Section 5.1.10. Minimum Consolidated Tangible Net
                  Worth. Maintain a Consolidated Tangible Net Worth in an amount not less the sum of (i) $15,000,000, plus (ii) eighty-five percent (85%) of Adjusted Net Income for the period beginning as of the Closing Date without any reduction for losses, plus
                  (iii) eighty-five percent (85%) of the gross proceeds of an offering or sale of a security, note or other instrument of the Borrower or any Subsidiaries after the Closing Date, to be measured at each Borrower fiscal quarter end on a cumulative basis from the Closing Date."

         3. (a) The Borrower has informed the Agent of its failure to comply with Section 5.1.10 of the Agreement. Specifically, the Borrower has informed the Agent that it was unable to meet its obligation to maintain Minimum Consolidated Tangible Net Worth as required in such section of the Agreement for the Borrower fiscal quarter ending December 31, 1998.

             (b) In reliance on the accuracy of the Borrower's representation referred to above and upon the verbal representations of the Borrower that no Default or Event of Default (other than the Event of Default resulting from the Borrower's failure to comply with Section 5.1.10 of the Agreement) exists under the Agreement, Fleet hereby waives the Borrower's compliance with Section 5.1.10 of the Agreement for the Borrower fiscal quarter ended December 31, 1998. This waiver is strictly limited to the Borrower's failure to meet its Minimum Consolidated Tangible Net Worth obligation described above and is not, nor shall it be construed as, a waiver of any other Default or Event of Default under the Agreement, now existing or hereafter occurring.

         4. The Borrower hereby restates all of the representations, warranties and covenants (as amended hereby) of the Borrower set forth in the Loan Agreement to the same extent as if fully set forth herein and the Borrower hereby certifies that all such representations and warranties are true and accurate and Borrower is in compliance with all such covenants as of the date hereof.

         5. The Borrower and the Agent hereby ratify, confirm and approve the Loan Agreement, amended as set forth herein, as a binding obligation, enforceable in accordance with its terms. The Borrower further acknowledges and agrees that Agent has not waived any of its rights under the Loan Agreement, amended as set forth herein, or any Event(s) of Default that may hereafter exist thereunder and that there does not exist (i) any offset or defense against payment or performance of any of the Indebtedness and Obligations of the Borrower evidenced thereby, or (ii) any claim or cause of action by Borrower against Agent with respect to the transactions described therein.

         6. The Borrower represents and warrants to the Agent that no Default or Event of Default exists under the Loan Agreement, amended as set forth herein, any of the Financing Documents or any document or agreement executed in connection therewith or herewith.


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         7. This Fifth Amendment to Loan Agreement shall be effective as of
December 31, 1998.

         IN WITNESS WHEREOF, the Borrower and the Agent have caused this Fourth Amendment to Loan Agreement to be executed as a sealed instrument by their proper representatives hereunto duly authorized as of the 19th day of February, 1999.

Witness:                           Broadway & Seymour, Inc.


/s/ Delores C. Tune                By: /s/ Timothy Maness
--------------------                   ------------------------------
                                       Timothy Maness, Treasurer


Witness:                           Elite Information Systems, Inc.


/s/ Delores C. Tune                By: /s/ Timothy Maness
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                                       Timothy Maness, Assistant Treasurer


Witness:                           The MiniComputer Company of Maryland,
                                   Inc.


/s/ Delores C. Tune                By: /s/ Timothy Maness
--------------------                   ------------------------------
                                       Timothy Maness, Treasurer



Witness:                           Elite Information Systems International, Inc.


/s/ Delores C. Tune                By: /s/ Timothy Maness
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                                       Timothy Maness, Treasurer


Witness:                           Fleet National Bank, as Agent for the
                                   Lenders and as a Lender


/s/ Andrew C. Wigren               By: /s/ Michael S. Barclay
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                                       Name:  Michael S. Barclay
                                       Title:   Vice President


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